SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                           ____________________

                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                              August 26, 1994



                          REYNOLDS METALS COMPANY
          (Exact name of registrant as specified in its charter)






     Delaware                 1-1430                   54-0355135
(State of Incorporation)      (Commission             (IRS Employer
                              File Number)           Identification No.)





                          6601 West Broad Street
                              P. O. Box 27003
                       Richmond, Virginia 23261-7003
                 (Address of Principal Executive Offices,
                            including zip code)


                              (804) 281-2000
           (Registrant's Telephone Number, including area code)

Item 5.   Other Events.

          On August 26, 1994, the registrant:

          1. announced that it has retained Chemical Securities Inc. to assist it with the possible divestment of its remaining gold mining assets in Australia. See the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

          2. completed the purchase of the metals distribution business of Alumax Inc.'s wholly owned subsidiary, Prime Metals, Inc. See the press release attached hereto as Exhibit 99.2 and incorporated herein by reference.

          3. issued a press release stating that it has been notified it will receive a civil investigative demand from the U.S. Department of Justice relating to production of primary aluminum. The registrant said it will cooperate with the inquiry and is confident that its conduct has been in compliance with U.S. antitrust laws. See the press release attached hereto as Exhibit 99.3 and incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)  Exhibits.

          Exhibit 99.1   Press release dated August 26, 1994

          Exhibit 99.2   Press release dated August 26, 1994

          Exhibit 99.3   Press release dated August 26, 1994

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REYNOLDS METALS COMPANY



                                        By:  D. Michael Jones
                                             D. Michael Jones
                                             Vice President, General
                                               Counsel and Secretary

Dated:  August 29, 1994

                             INDEX TO EXHIBITS


EXHIBIT                                                     SEQUENTIAL
  NO.                         DESCRIPTION OF EXHIBIT         PAGE NO.


99.1                Press release dated August 26, 1994       _____

99.2                Press release dated August 26, 1994       _____

99.3                Press release dated August 26, 1994       _____